UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2025

APTOSE BIOSCIENCES INC.

(Exact name of registrant as specified in its charter)

Canada	001-32001	98-1136802
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

66 Wellington Street West, Suite 5300

TD Bank Tower, Box 48

Toronto, Ontario M5K 1E6

Canada

(Address of Principal Executive Offices) (Zip Code)

(647) 479-9828

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed in Aptose Biosciences Inc.’s (the “Company”) current reports on Form 8-K filed August 30, 2024 and March 24, 2025, the Company and Hanmi Pharmaceutical Co., Ltd. (“Hanmi”) entered into a facility agreement on August 27, 2024 (the “Facility Agreement”) whereby Hanmi agreed to loan certain amounts to the Company. Pursuant to the Facility Agreement, the Company and Hanmi agreed that for the period commencing on December 21, 2024 and ending on March 31, 2025 (the “First Deferred Interest Period”) that the payment of the balance from the First Deferred Interest Period must be made no later than June 27, 2025.

On June 24, 2025 the Company and Hanmi entered into an interest deferral agreement (the “Interest Deferral Agreement”). As set forth in the Interest Deferral Agreement, the Company and Hanmi have agreed that the balance from the First Deferred Interest Period, together with interest for a period commencing on March 31, 2025 and ending on June 30, 2025, shall be made no later than December 31, 2025.

The description of the Interest Deferral Agreement contained in this Item 1.01 is qualified in its entirety by reference to the complete text of the Interest Deferral Agreement, a copy of which is filed herewith as Exhibit 10.1, to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information related to the Interest Deferral Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 7.01	Regulation FD Disclosure.

On June 30, 2025 the Company issued a press release (the “Press Release”) announcing the Company and Hanmi entered into the Interest Deferral Agreement. A copy of the Press Release is attached hereto as Exhibit 99.1.

The information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1*	Interest Deferral Agreement, dated June 24, 2025, between Hanmi and the Company

99.1	Press Release, dated June 30, 2025

104	Cover Page Interactive Data File (formatted as Inline XBRL).

*

Certain portions of this exhibit have been redacted pursuant to Regulation S-K, Item 601(a)(6) and Item 601(b)(2)(ii). This exhibit excludes certain immaterial schedules and exhibits pursuant to the provisions of Regulation S-K, Item 601(a)(5). A copy of any of the omitted information, schedules and exhibits pursuant to Regulation S-K, Item 601(a)(5), Item 601(a)(6) and Item 601(b)(2)(ii), as applicable, will be furnished to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aptose Biosciences Inc.

Date: July 1, 2025	By:	/s/ William G. Rice, Ph.D.
William G. Rice, Ph.D.
Chairman, President, and Chief Executive Officer